UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 20, 2005

AMERICAN INDEPENDENCE CORP.

(Exact name of registrant as specified in its charter)
Delaware	001-05270	11-1817252
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

485 Madison Avenue, New York, NY 10022		10022
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 355-4141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

-Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

-Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

-Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

-Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01 Regulation FD Disclosure

    Exhibits

Exhibit 99.1 Press release of American Independence Corp. dated June 20, 2005, announces A.M. Best Company has upgraded Independence American Insurance Company's rating to B++ (Very Good) from B+ (Very Good).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN INDEPENDENCE CORP.

(Registrant)
By: Teresa A. Herbert /s/ Teresa A. Herbert Teresa A. Herbert Vice President and Chief Financial Officer	Date:	June 23, 2005

Exhibit 99.1

AMERICAN INDEPENDENCE CORP.                                                                                                CONTACT: DAVID T. KETTIG

485 MADISON AVENUE                                                                                                                                                                                                          (212) 355-4141 Ext. 3047

NEW YORK, NEW YORK 10022                                                                                                                                                                        www.americanindependencecorp.com

NASDAQ - AMIC

NEWS RELEASE

INDEPENDENCE AMERICAN INSURANCE COMPANY'S RATING UPGRADED TO B++ (VERY GOOD)

New York, New York, June 20, 2005. American Independence Corp. (NASDAQ: AMIC) announced today A.M. Best Company has upgraded Independence American Insurance Company's rating to B++ (Very Good) from B+ (Very Good). The Company has a stable outlook.

Roy T.K. Thung, Chief Executive Officer, commented, "We are delighted that A.M. Best has upgraded Independence American Insurance Company to a B++ (Very Good) rating based on its 'strong risk-adjusted capitalization on a stand-alone basis, its profitable growing presence in the medical stop-loss business and positive aggregate statutory operating results.' This rating should facilitate Independence American's goal of writing insurance on its own paper to complement its growing reinsurance premiums. In anticipation of increasing its own business, Independence American, which now has 34 licenses, is filing employer medical stop-loss and short-term medical in most of the states in which it is licensed, and is actively considering filing other products, including dental and vision."

AMIC is a holding company principally engaged in the health insurance and reinsurance business through Independence American Insurance Company and its managing general underwriter division.

Some of the statements included herein may be considered to be forward looking statements that are subject to certain risks and uncertainties. Factors which could cause the actual results to differ materially from those suggested by such statements are described from time to time in AMIC's filings with the Securities and Exchange Commission.